Exhibit 10.3

FIRST AMENDMENT TO

THE AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT (this “Amendment”), dated as of September 12, 2012, amends the Amended and Restated Series 2010-6 Supplement (the “Series 2010-6 Supplement”), dated as of October 14, 2011, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2010-6 Noteholders (in such capacity, the “Series 2010-6 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2010-6 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended to change the amount of Enhancement with respect to the related Series of Notes with the consent of ABRCF, the Trustee and each affected Noteholder with respect to such Series of Notes;

WHEREAS, pursuant to Section 11.11 of the Series 2010-6 Supplement, such Supplement may be amended in accordance with the terms of the Base Indenture;

WHEREAS, the parties desire to amend the Series 2010-6 Supplement to modify the Moody’s Excluded Receivable Amount and certain related definitions; and

WHEREAS, ABRCF has requested the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and the Series 2010-6 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder have agreed to, make the amendments described above as set forth herein;

First Amendment to the A&R Series 2010-6 Supplement

NOW, THEREFORE, it is agreed:

1. Amendment of Definitions. The following defined terms, as set forth in Article I(b) of the Series 2010-6 Supplement, are hereby amended and restated in their entirety as follows:

““Series 2010-6 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2010-6 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the excess of (i) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (ii) the Moody’s Excluded Manufacturer Amount as of such date.”

““Series 2010-6 Invested Percentage” means as of any date of determination:

(a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2010-6 Invested Amount and the Series 2010-6 Overcollateralization Amount, determined during the Series 2010-6 Revolving Period as of the end of the immediately preceding Business Day, or, during the Series 2010-6 Rapid Amortization Period or the Series 2010-6 Controlled Amortization Period, as of the end of the Series 2010-6 Revolving Period and the denominator of which shall be the greater as of the end of the immediately preceding Business Day of (I) the Aggregate Asset Amount and (II) the sum of the numerators used to determine the invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes); and

(b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2010-6 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.”

““Series 2010-6 Overcollateralization Amount” means the excess, if any, of (x) the sum of (a) the Series 2010-6 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date and (b) the excess, if any, of (1) the AESOP II Loan Agreement Borrowing Base over (2) the AESOP II Moody’s Excluded Manufacturer Amount as of such date over (y) the Series 2010-6 Invested Amount as of such date.”

First Amendment to the A&R Series 2010-6 Supplement	2

2. Addition of Definitions. The following defined terms are hereby added in their entirety, in appropriate alphabetical order, to Article I(b) of the Series 2010-6 Supplement:

““AESOP II Moody’s Excluded Manufacturer Amount” means, as of any date of determination, an amount equal to the excess, if any, of (x) the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date: the product of (1) to the extent such amounts are included in the calculation of the AESOP II Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing II from such Moody’s Non-Investment Grade Manufacturer and (2) the Moody’s Excluded Manufacturer Receivable Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date over (y) the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date: the product of (i) the aggregate Net Book Value of any Vehicles subject to a Manufacturer Program from such Manufacturer that have had a Turnback Date but for which (A) AESOP Leasing II or its Permitted Nominee continues to be named as the owner of the Vehicle on the Certificate of Title for such Vehicle and (B) AESOP Leasing II or its agent continues to hold the Certificate of Title for such Vehicle and (ii) the Moody’s Turnback Vehicle Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date.”

““Moody’s Excluded Manufacturer Amount” means, as of any date of determination, an amount equal to the excess, if any, of (x) the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date: the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable as of such date by AESOP Leasing or the Intermediary from such Moody’s Non-Investment Grade Manufacturer and (ii) the Moody’s Excluded Manufacturer Receivable Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date over (y) the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date: the product of (i) the aggregate Net Book Value of any Vehicles subject to a Manufacturer Program from such Manufacturer that have had a Turnback Date but for which (A) AESOP Leasing or its Permitted Nominee continues to be named as the owner of the Vehicle on the Certificate of Title for such Vehicle and (B) AESOP Leasing or its agent continues to hold the Certificate of Title for such Vehicle and (ii) the Moody’s Turnback Vehicle Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date.”

““Moody’s Turnback Vehicle Specified Percentage” means, as of any date of determination: (i) with respect to each Manufacturer that has a long-term senior unsecured debt rating from Moody’s on such date of determination of at least “Ba3” but less than “Baa3”, 65%; (ii) with respect to each Manufacturer that has a long-term senior unsecured debt rating from Moody’s on such date of determination of at least “B3” but less than “Ba3”, 25%; and (iii) with respect to each Manufacturer that has a long-term senior unsecured debt rating from Moody’s on such date of determination of “Caa1” or lower (or is not rated by Moody’s on such date of determination), 0%; provided that any Manufacturer

First Amendment to the A&R Series 2010-6 Supplement	3

whose long-term senior unsecured debt rating from Moody’s is downgraded after the 2012 Amendment Effective Date shall be deemed to retain its long-term senior unsecured debt rating from Moody’s in effect immediately prior to such downgrade until the thirtieth (30th) calendar day following such downgrade.”

““2012 Amendment Effective Date” means September 12, 2012.”

3. Deletion of Definitions and Related Amendments. The following defined terms, as set forth in Article I(b) of the Series 2010-6 Supplement, are hereby deleted in their entirety: “AESOP II Moody’s Excluded Receivable Amount” and “Moody’s Excluded Receivable Amount.” The Series 2010-6 Supplement is hereby amended by replacing the terms “AESOP II Moody’s Excluded Receivable Amount” and “Moody’s Excluded Receivable Amount” in each other instance in which they appear therein with “AESOP II Moody’s Excluded Manufacturer Amount” and “Moody’s Excluded Manufacturer Amount”, respectively.

4. Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2010-6 Agent) hereby authorize and direct the Trustee and Series 2010-6 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

5. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2010-6 Supplement.

6. This Amendment shall become effective on the date (the “2012 Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) if requested by any CP Conduit Purchaser, Standard & Poor’s shall have confirmed that this Amendment shall not result in a withdrawal or downgrade of the rating of the Commercial Paper issued by any such CP Conduit Purchaser whose Commercial Paper is rated by Standard & Poor’s on the 2012 Amendment Effective Date; provided that any CP Conduit whose Commercial Paper is rated by Standard & Poor’s on the 2012 Amendment Effective Date that does not request such confirmation shall, by its execution hereof, waive solely with respect to this Amendment the requirement under Section 11.11 of the Series 2010-6 Supplement that Standard & Poor’s confirm that this Amendment will not result in a withdrawal or downgrade of the rating of such Commercial Paper and (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2010-6 Noteholders shall have been delivered to the Trustee and the Series 2010-6 Noteholders, as applicable.

7. From and after the 2012 Amendment Effective Date, all references to the Series 2010-6 Supplement shall be deemed to be references to the Series 2010-6 Supplement as amended hereby.

First Amendment to the A&R Series 2010-6 Supplement	4

8. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

First Amendment to the A&R Series 2010-6 Supplement	5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

First Amendment to the A&R Series 2010-6 Supplement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2010-6 Agent

By:	/s/ Robert Castle
	Name:	Robert Castle
	Title:	Vice President

First Amendment to the A&R Series 2010-6 Supplement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Adam Klimek
	Name:	Adam Klimek
	Title:	Executive Director

First Amendment to the A&R Series 2010-6 Supplement

AGREED, ACKNOWLEDGED AND CONSENTED:

SALISBURY RECEIVABLES COMPANY LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement

	By:	Barclays Bank PLC
as Attorney-in-Fact

	By:	/s/ David Mira
		Name:	David Mira
		Title:	Director

BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement

By:	/s/ Jamie Pratt
	Name:	Jamie Pratt
	Title:	Director

By:
Name:
Title:

First Amendment to the A&R Series 2010-6 Supplement

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Jill. A Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement

By:	/s/ Darren Ward
	Name:	Darren Ward
	Title:	Director

First Amendment to the A&R Series 2010-6 Supplement

CHARTA, LLC (as successor to Charta Corporation), as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	Citibank, N.A., as Attorney-in-fact

By:	/s/ Karrie B. Truglia
	Name:	Karrie B. Truglia
	Title:	Vice President

CITIBANK, N.A., as an APA Bank under the Series 2010-6 Supplement

By:	/s/ Karrie B. Truglia
	Name:	Karrie B. Truglia
	Title:	Vice President

CITIBANK, N.A., as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ Karrie B. Truglia
	Name:	Karrie B. Truglia
	Title:	Vice President

First Amendment to the A&R Series 2010-6 Supplement

CHARIOT FUNDING LLC (as successor by merger to Falcon Asset Securitization Company LLC), as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Adam Klimek
	Name:	Adam Klimek
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ Adam Klimek
	Name:	Adam Klimek
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as an APA Bank under the Series 2010-6 Supplement

By:	/s/ Adam Klimek
	Name:	Adam Klimek
	Title:	Executive Director

First Amendment to the A&R Series 2010-6 Supplement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Non-Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Ian Salters
	Name:	Ian Salters
	Title:	Director

By:	/s/ Jay Steiner
	Name:	Jay Steiner
	Title:	Managing Director

First Amendment to the A&R Series 2010-6 Supplement

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

First Amendment to the A&R Series 2010-6 Supplement

THE ROYAL BANK OF SCOTLAND PLC, as a Non-Conduit Purchaser under the Series 2010-6 Supplement by: RBS Securities Inc., as agent

By:	/s/ David J. Denofrio
	Name:	David J. Denofrio
	Title:	Director

First Amendment to the A&R Series 2010-6 Supplement

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Non-Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

First Amendment to the A&R Series 2010-6 Supplement

ROYAL BANK OF CANADA, as a Non-Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Angela Nimoh-Etsiakoh
	Name:	Angela Nimoh-Etsiakoh
	Title:	Authorized Signatory

By:	/s/ Thomas C. Dean
	Name:	Thomas C. Dean
	Title:	Authorized Signatory

First Amendment to the A&R Series 2010-6 Supplement

VERSAILLES ASSETS LLC, as a CP Conduit Purchaser and an APA Bank under the Series 2010-6 Supplement by: Global Securitization Services, LLC, its Manager

By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ Henry J. Sandlass
	Name:	Henry J. Sandlass
	Title:	Managing Director

By:	/s/ Michael E. Hopson
	Name:	Michael E. Hopson
	Title:	Managing Director

First Amendment to the A&R Series 2010-6 Supplement

AVIS BUDGET CAR RENTAL, LLC, as Administrator

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

First Amendment to the A&R Series 2010-6 Supplement